Exhibit 99.1




                      Contact:    Investor Relations          Media Relations
                                  William Pike                Ray O'Rourke
                                  212-761-0008                212-761-4262

                                  For Immediate Release


[MORGAN STANLEY LOGO]


MORGAN STANLEY TO AMEND SEC FILINGS RELATED TO INTERIM FINANCIAL STATEMENTS FOR 2003 FISCAL YEAR; NO EFFECT ON NET INCOME FOR THE NINE-MONTH OR ANNUAL PERIODS


     NEW YORK, October 14, 2004 - Morgan Stanley (NYSE:MWD) today announced that, following discussions with the accounting staff of the Securities and Exchange Commission, the Company determined to restate its previously filed interim financial statements for the first, second and third quarters of the 2003 fiscal year. The restatement will not affect the Company's net income and total compensation expense for the nine months ended August 31, 2003 and the twelve months ended November 30, 2003.

     The restatement relates to the timing of the recognition of expense related to equity compensation awards during fiscal 2003 in connection with the Company's adoption, effective December 1, 2002, of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." After the Company's discussions with the accounting staff of the SEC, and after the Company consulted with its independent registered public accounting firm, the Company determined on October 8, 2004 the need to restate its previously filed interim financial statements for the first, second and third quarters of fiscal 2003. The Company has reviewed this matter with the Audit Committee of its Board of Directors.

     Prior to the Company's adoption of SFAS No. 123 in fiscal 2003, the Company recorded compensation expense for equity-based awards in accordance with Accounting Principles Board Opinion ("APB") 25, "Accounting for Stock Issued to Employees." APB 25 states that equity-based awards should be expensed based upon the period or periods during which an employee performs services, and that the service period or periods should be inferred from the award terms or from the past pattern of granting awards in the absence of a stated service period. Based upon the terms of the Company's pre-fiscal 2003 equity-based awards, which did not state a service period, and the past pattern of granting such awards, the Company determined that the appropriate service period under APB 25 was the year of grant, and accordingly recognized 100% of the compensation expense for equity-based awards in such year. In accordance with APB 28, "Interim Financial Reporting," the Company accrued the estimated expense of the equity-based awards on a quarterly basis to reflect the interim periods' portion of the annual costs.

     The Company adopted SFAS No. 123 effective December 1, 2002. In the absence of a defined service period, SFAS No. 123 presumptively defines the service period (over which compensation costs should be recognized) as the vesting period. In the third quarter of fiscal

2003, the Company revised its equity-based compensation program (including extending the vesting period by an additional year for half of the awards), and determined that under SFAS No. 123 the service period for fiscal 2003 awards would be three and four years (depending upon the vesting provisions of the awards). As specified under the terms of the Company's fiscal 2003 awards, the service period included the year of grant and the subsequent vesting periods.

     In the first and second quarters of fiscal 2003, the Company continued to accrue compensation expense on the basis that equity-based awards would be expensed in the year of grant. In the third quarter of fiscal 2003, the Company determined that the expense recognized in the first and second quarters of fiscal 2003 should have been recognized over the longer service period. The Company reflected a cumulative adjustment to its compensation accruals for the nine month period ended August 31, 2003 in the third quarter of fiscal 2003. Subsequently, after discussions with the accounting staff of the SEC, the Company determined that with the adoption of SFAS No. 123, it should have begun to amortize the expense related to equity-based awards over a longer service period beginning in the first quarter of fiscal 2003.

     The restatement reflects the changes of the timing of the recognition of equity-based compensation expense during the first three quarters of fiscal 2003. The Company's net income and total compensation expense for the nine months ended August 31, 2003 and the twelve months ended November 30, 2003 are not affected by the restatement.

     The following summarizes the restatement for the first, second and third quarters of fiscal 2003 and the six month period ended May 31, 2003:



                                                    Previously
       Three Months Ended February 28, 2003          Reported       Adjustment        Restated
       ------------------------------------          --------       ----------        --------
                                                    (dollars in millions, except per share and
                                                                   percentage data)

       Compensation and benefits expense            $2,549          $  (185)          $  2,364
                                                    ======          ========          ========

       Net income                                   $  905          $   125           $  1,030
                                                    ======          ========          ========

       Diluted EPS                                  $ 0.82          $  0.12           $   0.94
                                                    ======          ========          ========

       Annualized return on common equity            16.3%             2.2%              18.5%
                                                    ======          ========          ========



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                                                    Previously
Three Months Ended May 31, 2003                      Reported       Adjustment        Restated
-------------------------------                      --------       ----------        --------
                                                    (dollars in millions, except per share and
                                                                  percentage data)

Compensation and benefits expense                   $2,274          $  (162)          $  2,112
                                                    ======          ========          ========

Net income                                          $  599          $    109          $    708
                                                    ======          ========          ========

Diluted EPS                                         $ 0.55          $   0.10          $   0.65
                                                    ======          ========          ========

Annualized return on common equity                   10.6%              1.9%             12.5%
                                                    ======          ========          ========


                                                    Previously
Six Months Ended May 31, 2003                        Reported       Adjustment        Restated
-----------------------------                        --------       ----------        --------
                                                    (dollars in millions, except per share and
                                                                   percentage data)

Compensation and benefits expense                   $4,823          $  (347)          $  4,476
                                                    ======          ========          ========

Net income                                          $1,504          $    234          $  1,738
                                                    ======          ========          ========

Diluted EPS                                         $ 1.37          $   0.21          $   1.58
                                                    ======          ========          ========

Annualized return on common equity                   13.4%              2.0%             15.4%
                                                    ======          ========          ========


                                                    Previously
Three Months Ended August 31, 2003                   Reported       Adjustment        Restated
-----------------------------------                  --------       ----------        --------
                                                     (dollars in millions, except per share and
                                                                     percentage data)

Compensation and benefits expense                   $1,940          $    347          $  2,287
                                                    ======          ========          ========

Net income                                          $1,269          $  (234)          $  1,035
                                                    ======          ========          ========

Diluted EPS                                         $ 1.15          $ (0.21)          $   0.94
                                                    ======          ========          ========

Annualized return on common equity                   22.0%            (4.2)%             17.8%
                                                    ======          ========          ========

     The Company expects to file an amendment to its Form 10-K for the fiscal year ended November 30, 2003 and to its Forms 10-Q for the quarters ended February 29, 2004 and May 31, 2004 on Friday, October 15, 2004. The Company's Form 10-Q for the quarter ended August 31, 2004, which will also be filed Friday, will include restated financial statements for the third quarter of fiscal 2003.

     Morgan Stanley is a global financial services firm and a market leader in securities, investment management and credit services. With more than 600 offices in 27 countries, Morgan Stanley connects people, ideas and capital to help clients achieve their financial aspirations.

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